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Exhibit 10.12.3

Amendment No. 10 (the "Amendment") To
Employment Agreement (the "Employment Agreement") between
Ray Rodriguez ("Employee") and The Univision Network Limited Partnership ("Company")

Employee and Company agree to amend the Employment Agreement as follows:

        1.     Term. The Term of the Employment Agreement is extended through December 31, 2006, unless earlier terminated in accordance with the provisions of the Employment Agreement.

        2.     Salary. The annual Base Salary rate will be: Eight Hundred Thousand Dollars ($800,000) for the annual period from January 1, 2006 through December 31, 2006.

        3.     Effective Date of Amendment. Upon execution by Employee and Company, this Amendment will become effective as of January 1, 2004.

        4.     Other. Except as provided in this Amendment, all other terms and conditions in the Employment Agreement will remain in full force and effect, and the Employment Agreement, as amended hereby, is ratified and confirmed.

THE UNIVISION NETWORK LIMITED PARTNERSHIP
	By:	/s/ ROBERT V. CAHILL Robert V. Cahill Secretary
/s/ RAY RODRIGUEZ Ray Rodriguez

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  Exhibit 10.12.3